EXHIBIT 99.1


                                   EXHIBIT "A"

                     IN THE SUPERIOR COURT OF FULTON COUNTY
                                STATE OF GEORGIA

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ROGER BARBER, on behalf of himself and derivatively    X
on behalf of SUNLINK HEALTH SYSTEMS, INC.,             :
                                                       :
                           Plaintiff,                  :
                                                       :
                  vs.                                  :
                                                       :
ROBERT M. THORNTON, JR., DR.                           :
STEVEN J. BAILEYS, MICHAEL W.                          :
HALL, GENE E. BURLESON, KAREN                          :
B. BRENNER, C. MICHAEL FORD,                           :   Civil Action No.
HOWARD E. TURNER,                                      :   2004CV82484
                                                       :
                           Defendants,                 :
                                                       :
                         and                           :
                                                       :
SUNLINK HEALTH SYSTEMS, INC.,                          :
                                                       :
                                   Nominal Defendant.  :
                                                       :
                                                       X
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                     ORDER AND JUDGMENT APPROVING SETTLEMENT
                     ---------------------------------------

     A hearing was held before the Court on September 27, 2004, to consider approval of the Stipulation of Settlement as to Plaintiff and Defendants, dated September 27, 2004.

     This Court having duly considered the Stipulation of Settlement and all matters connected therewith, and after due deliberation, IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows:

     (A) The Stipulation of Settlement as to the Plaintiff and Defendants is approved, and the terms thereof are adjudged to be fair, adequate and reasonable.

     (B) The settlement embodied in the Stipulation of Settlement will not substantially affect the interests of the shareholders of Defendant SunLink Health Systems, Inc. ("SunLink"). Accordingly, notice of the settlement to SunLink shareholders is not required.

     (C) The Stipulation of Settlement shall be consummated in accordance with its terms and provisions, including, but not limited to, the following:

     a. The Defendants shall, within 10 days after entry of this Order and Judgment Approving Settlement, disclose publicly the basis upon which the Board of Directors of SunLink relied in deciding not to accept the Attentus Offer or the Revised Attentus Offer.

     b. The Defendants shall, after entry of this Order and Judgment Approving Settlement and at or prior to the SunLink 2004 Annual Meeting of Shareholders and for so long as SunLink is subject to the Rules of the American Stock Exchange ("AMEX"), the New York Stock Exchange ("NYSE") or NASDAQ, implement formal procedures for SunLink's Board of Directors to evaluate any formal written offer(s) to purchase more than 20% of SunLink's outstanding common stock, including providing for a committee of the Board of Directors (which may be the Executive Committee) to be comprised of a majority of independent directors, to evaluate such offer. Such committee will be empowered to retain such legal and financial advisors as it may deem necessary to advise it and the Board in respect to such offer(s). "Independent," as the term is used in this paragraph, shall have the same definition as the AMEX definition of "independent" director.

     c. The Defendants shall, after entry of this Order and Judgment Approving Settlement and at or prior to the SunLink 2004 Annual Meeting of Shareholders and for so long as SunLink is subject to the Rules of the AMEX, NYSE or NASDAQ, adopt a Compensation Committee charter in compliance with the rules of the AMEX but which shall, in any event, include provisions empowering such Committee, in the event of any proposed business combination involving SunLink, to retain an independent financial advisor to evaluate and make recommendations to the Compensation Committee concerning any severance package proposed for any of SunLink's officers or Board members and the financial effect thereof.

     d. The Defendants shall, after entry of this Order and Judgment Approving Settlement and at or prior to the SunLink 2004 Annual Meeting of Shareholders and for so long as SunLink is subject to the Rules of the AMEX, NYSE or NASDAQ, undertake to ensure that SunLink's Board of Directors is comprised of a majority of independent directors at all times. "Independent," as the term is used in this paragraph, shall have the same definition as the AMEX's definition of "independent" director.

     e. Within five (5) days after entry of this Order and Judgment Approving Settlement, Defendant SunLink, on behalf of and for the benefit of all Defendants in the Action, shall pay to Plaintiff's counsel an amount not to exceed Fifty Thousand and No/100 Dollars ($50,000.00) to serve as an award and payment to Plaintiff's counsel for litigation expenses, costs, and attorneys' fees. In the event that the settlement embodied in the Stipulation of Settlement is terminated or canceled for whatever reason, or if this Order and Judgment Approving Settlement is successfully challenged and reversed or modified on appeal, within thirty (30) business days after written notification of such event is sent by counsel for Defendants to Plaintiff's counsel, each Plaintiff's counsel receiving payment for fees and reimbursement of expenses pursuant to this paragraph above shall return such payment to SunLink.

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     (D)  The allegations of Plaintiffs' Amended Complaint as against the
          Defendants and this action are hereby dismissed on the merits and with prejudice.

     (E) Plaintiff is hereby barred and enjoined from prosecution of any action based upon or connected with the claims dismissed hereby or any matter or thing alleged in this action against Defendants, consistent with the terms of the Stipulation of Settlement.

     (F) The Court reserves jurisdiction over the effectuation of this settlement, the compromise and enforcement of the Stipulation of Settlement, and this Order and Judgment Approving Settlement.

         So Ordered this 27th day of September, 2004.


                                         /s/ Gino M. Brogdon
                                         ___________________________________
                                         Gino M. Brogdon
                                         Judge, Superior Court of Fulton County,
                                         Atlanta Division
CONSENTED TO
ON BEHALF OF PLAINTIFF:                  HOLZER HOLZER & CANNON, LLC

Dated:   September 21st, 2004
                                         /s/ Corey D. Holzer
                                         ________________________________
                                         Corey D. Holzer
                                         Georgia Bar No. 364698
                                         Christi A. Cannon
                                         Georgia Bar No. 107869
                                         Michael I. Fistel
                                         Georgia Bar No. 262062
                                         1117 Perimeter Center West
                                         Suite E-107
                                         Atlanta, Georgia 30338
                                         Tel.: (770) 392-0090
                                         Fax.: (770) 392-0029

CONSENTED TO
ON BEHALF OF DEFENDANTS:                 SMITH GAMBRELL & RUSSELL, LLP

Dated:   September 20, 2004.
                                          /s/ Marcia M. Ernst
                                          _______________________________
                                          John G. Despriet
                                          Georgia Bar No. 219437
                                          Marcia M. Ernst
                                          Georgia Bar No. 249958
                                          Wm. Parker Sanders
                                          Georgia Bar No. 626020
                                          3100 Promenade II
                                          1230 Peachtree Street, N.E.
                                          Atlanta, Georgia 30309